UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2015

NetSuite Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2955 Campus Drive, Suite 100 San Mateo, California	94403-2511
(Address of principal executive offices)	(Zip Code)

(650) 627-1000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K filed by NetSuite Inc. (the “Company”) with the U.S. Securities and Exchange Commission on June 9, 2015 (the “Original Report”) regarding its acquisition of Bronto Software, Inc. (“Bronto”). The sole purpose of this Amendment is to provide the financial statements, pro forma financial information and accountant’s report required by Item 9.01, which were excluded from the Original Report in accordance with the provisions of that item and are filed as exhibits hereto. All other items in the Original Report remain the same.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited consolidated financial statements of Bronto as of and for the year ended December 31, 2014 are filed as Exhibit 99.2 to this Amendment.
The unaudited consolidated financial statements of Bronto as of and for the three months ended March 31, 2015 and 2014 are filed as Exhibit 99.3 to this Amendment.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014 giving effect to the acquisition of Bronto are filed as Exhibit 99.4 hereto.
(c) Exhibits.

Exhibit
Number	Description
2.1*
Agreement and Plan of Merger, dated April 22, 2015, by and among NetSuite Inc., Bronto Software, Inc., Broadway Merger Sub I, Inc., Broadway Merger Sub II, LLC and Joseph Colopy, as Securityholder Representative.

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.
99.1+	Press Release, dated June 9, 2015, titled “NetSuite Completes Acquisition of Bronto Software.”
99.2	Bronto Software, Inc. and Subsidiaries Audited Consolidated Financial Statements as of and for the Year Ended December 31, 2014.
99.3	Bronto Software, Inc. and Subsidiaries Unaudited Consolidated Financial Statements as of and for the Three Months Ended March 31, 2015 and 2014.
99.4	Unaudited Pro Forma Condensed Combined Financial Statements of NetSuite Inc. as of and for the Three Months Ended March 31, 2015 and for the Year Ended December 31, 2014.

* Incorporated by reference to exhibit 2.1 filed with registrant’s Current Report on Form 8-K, filed April 23, 2015.
+ Incorporated by reference to exhibit 99.1 filed with the registrant’s Current Report on Form 8-K, filed June 9, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2015	NETSUITE INC.

	By:	/s/ Ronald Gill
Ronald Gill
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
2.1*
Agreement and Plan of Merger, dated April 22, 2015, by and among NetSuite Inc., Bronto Software, Inc., Broadway Merger Sub I, Inc., Broadway Merger Sub II, LLC and Joseph Colopy, as Securityholder Representative.

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.
99.1+	Press Release, dated June 9, 2015, titled “NetSuite Completes Acquisition of Bronto Software.”
99.2	Bronto Software, Inc. and Subsidiaries Audited Consolidated Financial Statements as of and for the Year Ended December 31, 2014.
99.3	Bronto Software, Inc. and Subsidiaries Unaudited Consolidated Financial Statements as of and for the Three Months Ended March 31, 2015 and 2014.
99.4	Unaudited Pro Forma Condensed Combined Financial Statements of NetSuite Inc. as of and for the Three Months Ended March 31, 2015 and for the Year Ended December 31, 2014.

* Incorporated by reference to exhibit 2.1 filed with registrant’s Current Report on Form 8-K, filed April 23, 2015.
+ Incorporated by reference to exhibit 99.1 filed with the registrant’s Current Report on Form 8-K, filed June 9, 2015.